Exhibit 99.20
                                 -------------
                Computational Materials and/or ABS Term Sheets



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POOL SUMMARY DATA                                             Group 3
-----------------
Agency Conforming                % of pool                      0.00%
Non Conforming                   % of pool                    100.00%
Prefunding (if any)              % of pool                      0.00%
No of Loans                                                     2,047
Average Loan Size                                            $258,685
WAC                                                             7.35%
WA LTV                                                         79.88%
% First Lien                                                  100.00%
% Owner Occ                                                    98.86%
% Purchase                                                     60.22%
% Cash out                                                     38.61%
% Full Doc                                                     63.68%
% Reduced/Limited Doc                                           0.00%
% Stated Income                                                36.32%
WA FICO                                                           611
FICO Range                                                 496 to 816
Floating Rate Mortgages          % of pool                     76.31%
Fixed Rate                       % of pool                     23.69%
LTVs > 80%                                                     30.04%
LTV s> 90%                                                      8.45%
IO Mortgages                     % of pool                     34.84%
LOAN SIZE
---------
Loans < 100k                     % of pool                      2.43%
Loans < 75k                      % of pool                      0.00%
Loans > 350k                     % of pool                     46.06%
Loans > 500k                     % of pool                     13.23%
Loans > 750k                     % of pool                      1.94%
DTI

GEOGRAPHIC
----------
California                                                     36.30%
North California                                               10.63%
South California                                               25.66%
New York                                                        5.57%
Illinois                                                        2.97%
Virginia                                                        3.33%
New Jersey                                                      2.97%
Florida                                                         9.68%
Nevada                                                          2.81%
Maryland                                                        2.54%
Georgia                                                         2.39%
Single Prop                                                    69.88%
PUD                                                            19.43%
2-4 Family                                                      3.44%

FICO
----
Unknown                                                         0.00%
Fico < 600                                                     38.79%
Fico < 575                                                     19.55%
Fico < 550                                                      8.52%
Below 525                                                       2.87%
526 to 550                                                      5.71%
551 to 575                                                     11.01%
576 to 600                                                     19.78%
601 to 625                                                     26.29%
626 to 650                                                     19.09%
651 to 675                                                      6.42%
676 to 700                                                      4.38%
Above 700                                                       4.19%

Insurance                        any MI. plse provide summary

DELINQUENCIES
-------------
30-59 day past                                                  0.00%

Excess spread                                                   0.00%